UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
January 13, 2009

FRANKLIN COVEY CO.

(Exact name of registrant as specified in its charter)

Commission File No. 1-11107

Utah	87-0401551
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

2200 West Parkway Boulevard
Salt Lake City, Utah  84119-2099
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (801) 817-1776

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

In the Annual Report of Franklin Covey Co. on Form 10-K for the fiscal year ended August 31, 2008 (the Form 10-K), management provided a report that concluded that our internal control over financial reporting (as defined by Rule 13a-15(f) under the Securities Exchange Act of 1934, as amended) was effective as of August 31, 2008.  We subsequently have determined that our controls: i) to ensure the approval and appropriate accounting treatment of non-standard shipping terms on product sales and ii) to evaluate obsolescence at the individual product level in the calculation of inventory reserves were insufficient to prevent misstatements at our Japan subsidiary.  Accordingly, we concluded that we had material weaknesses in our internal control over financial reporting at our Japan subsidiary as of August 31, 2008.  As of January 13, 2009 we have designed and implemented controls to require the approval of non-standard shipping terms on product sales and to require detailed review and approval of the inventory reserve calculation in Japan.

Following the discovery of errors associated with these material weaknesses, we assessed the materiality of the errors using the guidance found in Staff Accounting Bulletin (SAB) No. 108 and determined that these errors were immaterial to previously reported financial statements included in the Form 10-K.  Therefore, these immaterial errors in prior periods will be corrected through subsequent reports on Form 10-Q and in our Annual Report for the fiscal year ended August 31, 2009.

On January 13, 2009, the Audit Committee of the Board of Directors, after consultation with management and KPMG LLP, our independent registered public accounting firm, concurred with management’s conclusion that we had material weaknesses in our internal control over financial reporting and determined that neither management’s report nor KPMG LLP’s report regarding the effectiveness of our internal control over financial reporting contained in the Form 10-K should be relied upon.  As a result of this determination, we intend to file an amendment to the Form 10-K to reflect a change in management’s assessment of our disclosure controls and procedures as of August 31, 2008 and to restate Management’s Report on Internal Control Over Financial Reporting.  In addition, the amended Form 10-K will include a restated Report of Independent Registered Public Accounting Firm Regarding Internal Control Over Financial Reporting.  Due to the immateriality of the errors discovered at our subsidiary in Japan, the amended Form 10-K will not change the opinion of our Independent Registered Public Accounting Firm on the Consolidated Financial Statements and Related Financial Statement Schedule dated November 14, 2008, included in the Form 10-K.

The Audit Committee of our Board of Directors has discussed these matters with KPMG LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN COVEY CO.
Date:	January 13, 2009	By:	/s/ Stephen D. Young
Stephen D. Young
Chief Financial Officer